Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Petrone Worldwide, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Victor Petrone, President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2017	/s/ Victor Petrone
Victor Petrone
President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer (principal executive officer and principal financial officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Petrone Worldwide, Inc. and will be retained by Petrone Worldwide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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